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                                                                   EXHIBIT 10(c)


                   Dated                 20  December 1995





                       CALL OPTION AGREEMENT OVER SHARES

                                  IOMA PTY LTD
                                   ("VENDOR")

                        COEUR D'ALENE MINES CORPORATION
                                 ("PURCHASER")





                            MALLESONS STEPHEN JAQUES
                                   Solicitors
                             Governor Phillip Tower
                                 1 Farrer Place
                                Sydney NSW 2000
                            Telephone (02) 250 3133
                                 DX 113 Sydney
                                Ref: NWH:DLF:AGB
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CONTENTS                            AGREEMENT FOR PURCHASE OF SHARES


                                    1        INTERPRETATION
                                    2        CALL OPTION
                                    3        EXERCISE PRICE
                                    4        CONDITIONS PRECEDENT
                                    5        EXERCISE OF OPTION
                                    6        COMPLETION
                                    7        WARRANTIES, REPRESENTATIONS AND
                                             INDEMNITIES
                                    8        DEFAULT BY VENDOR
                                    9        ACCEPTANCE OF TAKEOVER OFFER
                                    10       COSTS AND STAMP DUTY
                                    11       NOTICES
                                    12       ASSIGNMENT
                                    13       MISCELLANEOUS
                                    14       GOVERNING LAW, JURISDICTION AND
                                             SERVICE OF PROCESS

                                    APPENDIX - WARRANTIES AND REPRESENTATIONS
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                                                                               1


                                    CALL OPTION AGREEMENT OVER SHARES


                                    This agreement is made on  20 December 1995
                                    Between:
                                    IOMA PTY LTD (A.C.N. 009 243 403) having its registered office at Gilbert Rodgers & Co, 33rd Floor, QV1 Building, 250 St Georges Terrace, Perth, Western Australia ("VENDOR")
                                    And:
                                    COEUR D'ALENE MINES CORPORATION an Idaho
                                    Corporation, having its registered office at 505 Front Avenue, Coeur d'Alene, Idaho 83814, USA ("PURCHASER")


RECITALS:

                         A.         Gasgoyne Gold Mines N.L. (A.C.N. 009 212
                                    382) is a company incorporated in Western
                                    Australia and has its registered office at Level 33, QV1 Building, 250 St Georges Terrace, Perth, Western Australia, 6000 ("COMPANY").

                         B. The Company has an authorised share capital of $20,000,000 divided into 100,000,000 ordinary shares of 20c. each, of which
                                    53,322,943 have been issued, credited as fully paid.

                         C. The Vendor is the beneficial owner of 11,508,353 issued shares in the capital of the Company.

                         D. The Vendor has agreed to grant an option to the Purchaser to purchase 10,611,300 Shares held by the Vendor, comprising approximately 19.9% of the issued share capital of the Company on the following terms.


OPERATIVE PROVISIONS:

1              INTERPRETATION

                         1.1 The following words have these meanings in this agreement unless the contrary intention appears.

                                    BUSINESS DAY means a day on which trading banks are open for general business in Sydney and Perth.

                                    CALL OPTION means the option granted to the Purchaser under clause 2.

                                    CALL OPTION PERIOD means the period
                                    commencing 5 Business Days after the
                                    despatch of the Company's Part B Statement in response to any takeover offer as contemplated in clause 4(b) and ending 2 months after that date.

                                    COMPLETION means settlement of the sale and purchase of the Option Shares in accordance with clause 6 and COMPLETE has a corresponding meaning.

                                    COMPLETION DATE means the date on which the consideration is payable under clause 3.2, or any other date agreed by the Vendor and the Purchaser.





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                                                                               2


                                    EXERCISE PRICE means the aggregate
                                    consideration payable for the Option Shares calculated in accordance with clause 3.

                                    LAST ACCOUNTS means the financial
                                    statements for the period ending on the
                                    Last Balance Date included in the 1995
                                    annual report of the Company.

                                    LAST BALANCE DATE means 30 June 1995.

                                    OPTION SHARES means 10,611,300 Shares held by the Vendor comprising approximately 19.9% of the total issued capital of the Company as at the date of this agreement.

                                    RELATED BODY CORPORATE of a body corporate means another body corporate which is related to the first within the meaning of section 50 of the Corporations Law.

                                    SHARES means the issued shares in the
                                    capital of the Company and SHARE means any one of those shares.

                                    SUBSIDIARY means a Related Body Corporate of the Company other than a holding company of the Company.

                                    WARRANTIES means the warranties,
                                    representations and indemnities in this
                                    agreement, including clause 7 and the
                                    appendix.

                         1.2 In this agreement unless the contrary intention appears:

                                    (a)     a reference to a clause or appendix
                                            is a reference to a clause of or
                                            appendix to this agreement and
                                            references to this agreement
                                            include any recital or appendix;

                                    (b)     a reference to this agreement or
                                            another instrument includes any
                                            variation or replacement of either
                                            of them;

                                    (c)     a reference to a statute,
                                            ordinance, code or other law
                                            includes regulations and other
                                            instruments under it and
                                            consolidations, amendments,
                                            re-enactments or replacements of
                                            any of them;

                                    (d)     the singular includes the plural
                                            and vice versa;

                                    (e)     the word person includes a firm, a
                                            body corporate, an unincorporated
                                            association or an authority;

                                    (f)     a reference to a person includes a
                                            reference to the person's
                                            executors, administrators,
                                            successors, substitutes (including,
                                            but not limited to, persons taking
                                            by novation) and assigns;

                                    (g)     if a period of time is specified
                                            and dates from a given day or the
                                            day of an act or event, it is to be
                                            calculated exclusive of that day;

                                    (h)     a reference to a day is to be
                                            interpreted as the period of time
                                            commencing at midnight and ending
                                            24 hours later; and





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                                                                               3


                                    (i)     a reference to "dollars" or "$"
                                            means Australian dollars.

                         1.3 Headings are inserted for convenience and do not affect the interpretation of this agreement.

2              CALL OPTION

                         2.1 In consideration of the payment by the Purchaser to the Vendor of $10 (receipt of which is acknowledged), the Vendor grants to the Purchaser an option to purchase the Option Shares on the terms and conditions set out in this agreement.

                         2.2 Nothing in this agreement shall be taken to restrict the Vendor's right to dispose of Shares in the Company, other than the Option Shares, to another party.

3              EXERCISE PRICE

                         3.1 The consideration payable to the Vendor by the Purchaser on exercise of the Call Option is:

                                    (a)     $60; and

                                    (b)     the issue to the Vendor by the
                                            Purchaser of 7 shares of common
                                            stock in the capital of the
                                            Purchaser of the same class as that
                                            currently quoted on New York Stock
                                            Exchange,

                                    for every 100 Option Shares.

                         3.2 The consideration payable under clause 3.1 must be paid to the Vendor by the Purchaser at the earlier of:

                                    (a)     if the takeover contemplated in
                                            clause 4(b) proceeds, the same time
                                            as the consideration is paid to
                                            shareholders of the Company under
                                            that takeover; and

                                    (b)     in any other case, 2 Business Days
                                            after that takeover fails to
                                            proceed, whether by reason of
                                            non-fulfilment of a condition
                                            precedent or otherwise.

4              CONDITIONS PRECEDENT

                                    The right of the Purchaser to exercise the Call Option is conditional on:

                                    (a)     the Treasurer of the Commonwealth
                                            of Australia consenting, under the
                                            Foreign Acquisitions and Takeovers
                                            Act 1975, to the proposed
                                            acquisition by the Purchaser of the
                                            Option Shares and the Treasurer is
                                            to be deemed to have so consented:

                                            (i)   if the Purchaser receives
                                                  written advice from the
                                                  Treasurer or on his behalf,
                                                  without any term or condition
                                                  which the Purchaser considers
                                                  unacceptable, to the effect
                                                  that the acquisition of the
                                                  Option Shares is not objected
                                                  to under the Foreign
                                                  Acquisitions and Takeovers
                                                  Act 1975;  or

                                            (ii)  if ten days have elapsed from
                                                  the day the Treasurer ceased
                                                  to be empowered to make any
                                                  order under Part II of the
                                                  Foreign Acquisitions and
                                                  Takeovers Act in relation to
                                                  the proposed acquisition
                                                  because of lapse of time,
                                                  notice of the proposed
                                                  acquisition of the Option
                                                  Shares having been given to
                                                  the Treasurer under the
                                                  Foreign Acquisitions and
                                                  Takeovers Act 1975; and

                                    (b)     the Purchaser despatching offer
                                            documents under a full takeover
                                            offer for all of the Shares in the
                                            Company as contemplated under
                                            chapter 6 of the Corporations Law
                                            (provided that the relevant Part A
                                            Statement and offer is served on
                                            the Company prior to 31 March 1996)
                                            under which the consideration
                                            payable to shareholders of the
                                            Company is not less favourable than
                                            the consideration contemplated
                                            under clause 3.1 on a per share
                                            basis (making appropriate provision
                                            for holders of odd lots and
                                            allowing for any restrictions on
                                            the issue of shares of common stock
                                            by the Purchaser to non-Australian
                                            or non-US shareholders of the
                                            Company).

5              EXERCISE OF OPTION

                         5.1 Subject to clause 4, the Purchaser may exercise the Call Option by giving to the Vendor written notice of exercise at any time during the Call Option Period.

                         5.2 Exercise of the Call Option will only be valid if it relates to all the Option Shares.

                         5.3 Upon exercise of the Call Option, the Vendor must sell the Option Shares free and clear of any liens, claims, charges or other encumbrances or interests of any third party and with all rights attaching to them on and after the date of this agreement.

                         5.4 From the date of receipt by the Vendor of the notice of exercise contemplated under clause 5.1, the Vendor must exercise any voting rights attaching to the Option Shares in accordance with the directions of the Purchaser.

                         5.5 If this agreement is terminated for any reason, in addition to any other rights, powers or remedies provided by law:

                                    (a)     each party is released from its
                                            obligations to further perform the
                                            agreement except those imposing on
                                            it obligations of confidentiality;
                                            and

                                    (b)     each party retains the rights it
                                            has against any other party in
                                            respect of any past breach.

6              COMPLETION

                         6.1 Completion of the sale and purchase of the Option Shares will take place at 10:00 am on the Completion Date at Blakiston & Crabb, 1202 Hay Street, West Perth or such other time and place as the Vendor and the Purchaser may agree.





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                                                                               5


                         6.2        The Vendor agrees to do the following on
                                    Completion:

                                    (a)     deliver to the Purchaser or its
                                            solicitors executed transfers in
                                            favour of the Purchaser of all the
                                            Option Shares together with the
                                            share certificates for the Option
                                            Shares and consents that the
                                            Purchaser reasonably requires;

                                    (b)     use its best endeavours to cause
                                            the appointment to the board of
                                            directors of the Company of two of
                                            the Purchaser's nominees and the
                                            resignation from the board of two
                                            of the Vendor's nominees; and

                                    (c)     apply in writing for the shares
                                            referred to in clause 3(b) and
                                            agree in writing to be bound by the
                                            constituent documents of the
                                            Purchaser.

                         6.3        The Purchaser agrees to do the following on
                                    Completion:

                                    (a)     issue the shares referred to in
                                            clause 3(b) to the Vendor; and

                                    (b)     make payment on Completion in
                                            accordance with clause 3,

                                    if the Vendor complies with clause 6.2.

7              WARRANTIES, REPRESENTATIONS AND INDEMNITIES

                         7.1 The Vendor represents and warrants to the Purchaser that each of the statements set out in the appendix is accurate. Each of the statements is to be treated as a separate representation and warranty and the interpretation of any statement made may not be restricted by reference to or inference from any other statement.

                         7.2 The Warranties are not extinguished or affected by any investigation made by or on behalf of the Purchaser into the affairs of the Company or any Subsidiary or by any other event or matter unless:

                                    (a)     the Purchaser has given a specific
                                            written waiver or release;

                                    (b)     the claim relates to a matter which
                                            is fairly disclosed in a formal
                                            disclosure letter given by or on
                                            behalf of the Vendor to the
                                            Purchaser before the date of this
                                            agreement; or

                                    (c)     the claim relates to a thing done
                                            or not done after the date of this
                                            agreement at the request or with
                                            the approval of the Purchaser.

                         7.3 The Vendor acknowledges that it has made and given the Warranties with the intention of inducing the Purchaser to enter into this agreement and that the Purchaser has entered into this agreement in full reliance on the Warranties.

                         7.4 The Vendor represents, warrants and undertakes to the Purchaser that each of the Warranties is true and correct on the date of this agreement and will be at the Completion Date (or, if applicable, the date on which the consideration is payable under a takeover offer if acceptance occurs as contemplated under clause 9.1) as if made on and as at each of those dates.

                         7.5 The Vendor indemnifies the Purchaser against all liability or loss arising directly or indirectly from, and any costs, charges and expenses incurred in connection with, any inaccuracy in or breach of any of the Warranties.

                         7.6 If a payment is made for a breach of any Warranty, the payment is to be treated as an equal reduction in the purchase price of each Option Share.

                         7.7 If any material breach or inaccuracy of any of the Warranties becomes apparent to the Purchaser on or before Completion the Purchaser may, by notice to the Vendor, terminate this agreement without prejudice to any other remedy available to it. If this agreement is so terminated then clause
                                    5.5 applies with the necessary changes.

8              DEFAULT BY VENDOR

                                    If the Vendor does not Complete, other than as a result of default by the Purchaser, the Purchaser may give the Vendor notice requiring it to Complete within 5 Business Days of receipt of the notice. If the Vendor does not Complete within that period, the Purchaser may elect to proceed for specific performance or terminate this agreement. In either case the Purchaser may seek damages for the default. If this agreement is so terminated then clause 5.5 will apply with the necessary changes.
                                    This termination does not affect any other rights the Purchaser has against the Vendor at law or in equity.

9              ACCEPTANCE OF TAKEOVER OFFER

                         9.1 This agreement terminates automatically and forthwith if the Vendor accepts in respect of all of the Option Shares a takeover offer made by the Purchaser as contemplated in clause 4(b) prior to receipt by the Vendor of a valid exercise notice as contemplated in clause 5.1 (notwithstanding that the takeover later fails to proceed, whether by reason of non-fulfilment of a condition precedent or otherwise).

                         9.2 If this agreement terminates under clause 9.1, clause 5.5 applies with the necessary changes, except that all rights of the Purchaser under clause 7 are preserved.

10             COSTS AND STAMP DUTY

                         10.1 The Vendor and the Purchaser agree to bear their own legal and other costs and expenses in connection with, the preparation, execution and completion of this agreement and of other related documentation, except for stamp duty.

                         10.2 The Purchaser agrees to bear all stamp duty payable or assessed in connection with this agreement and the transfer of the Option Shares to the Purchaser.

11             NOTICES

                         11.1 A notice, approval, consent or other communication in connection with this agreement:

                                    (a)     must be in writing;

                                    (b)     must be marked for the attention of
                                            the Company Secretary; and

                                    (c)     must be left at the address of the
                                            addressee, or sent by prepaid
                                            ordinary post (airmail if posted to
                                            or from a place outside Australia)
                                            to the address of the addressee or
                                            sent by facsimile to the facsimile
                                            number of the addressee which is
                                            specified in this clause or if the
                                            addressee notifies another address
                                            or facsimile number then to that
                                            address or facsimile number.

                                        The address, and facsimile number of
                                        each party is:

                                        Vendor
                                        Address:        C/-Blakiston & Crabb
                                                        1202 Hay Street
                                                        West Perth   WA   6005
                                        Facsimile:      (09) 322 1506

                                        Purchaser
                                        Address:        505 Front Avenue,
                                                        Coeur d'Alene
                                                        Idaho  USA
                                        Facsimile:      (208) 765 2943

                         11.2 A notice, approval, consent or other communication takes effect from the time it is received unless a later time is specified in it.

                         11.3       A letter or facsimile is taken to be
                                    received:

                                    (a)     in the case of a posted letter, on
                                            the third (seventh, if posted to or
                                            from a place outside Australia) day
                                            after posting; and

                                    (b)     in the case of facsimile, on
                                            production of a transmission report
                                            by the machine from which the
                                            facsimile was sent which indicates
                                            that the facsimile was sent in its
                                            entirety to the facsimile number of
                                            the recipient.

12             ASSIGNMENT

                                    A party may not assign its rights under this agreement without the consent of the other party.

13             MISCELLANEOUS

EXERCISE OF RIGHTS

                         13.1 A party may exercise a right, power or remedy at its discretion, and separately or concurrently with another right, power or remedy. A single or partial exercise of a right, power or remedy by a party does not prevent a further exercise of that or of any other right, power or remedy. Failure by a party to exercise or delay in exercising a right, power or remedy does not prevent its exercise.

WAIVER AND VARIATION

                         13.2 A provision of or a right created under this agreement may not be:

                                    (a)     waived except in writing signed by
                                            the party granting the waiver; or

                                    (b)     varied except in writing signed by
                                            the parties.

APPROVALS AND CONSENT

                         13.3       A party may give conditionally or
                                    unconditionally or withhold its approval or consent in its absolute discretion unless this agreement expressly provides otherwise.

REMEDIES CUMULATIVE

                         13.4 The rights, powers and remedies provided in this agreement are cumulative with and not exclusive of the rights, powers or remedies provided by law independently of this agreement.

NO MERGER

                         13.5 The Warranties in this agreement do not merge on Completion.

SURVIVAL OF INDEMNITIES

                         13.6 Each indemnity in this agreement is a continuing obligation, separate and independent from the other obligations of the parties and survives termination of this agreement.

ENFORCEMENT OF INDEMNITIES

                         13.7 It is not necessary for a party to incur expense or make payment before enforcing a right of indemnity conferred by this agreement.

FURTHER ASSURANCES

                         13.8 Each party agrees, at its own expense, on the request of any other party, to do everything reasonably necessary to give effect to this agreement and the transactions contemplated by it (including the execution of documents) and to use all reasonable endeavours to cause relevant third parties to do likewise.

PUBLICITY

                         13.9 A party may not make press or other announcements or releases relating to this agreement and the transactions the subject of this agreement without the approval of the other parties to the form and manner of the announcement or release unless that announcement or release is required to be made by law or by a stock exchange.

14             GOVERNING LAW, JURISDICTION AND SERVICE OF PROCESS

                         14.1 This agreement and the transactions contemplated by this agreement are governed by the law in force in New South Wales.

                         14.2 Each party irrevocably and unconditionally submits to the non-exclusive jurisdiction of the courts of New South Wales and courts of appeal from them for determining any dispute concerning this agreement or the transactions contemplated by this agreement. Each party waives any right it has to object to an action being brought in those courts, to claim that the action has been brought in an inconvenient forum, or to claim that those courts do not have jurisdiction.

                         14.3 Without preventing any other mode of service, any document in an action (including, but not limited to, any writ of summons or other originating process or any third or other party notice) may be served on any party by being delivered to or left for that party at its address for service of notices under clause 11.


EXECUTED as an agreement

APPENDIX

                                    WARRANTIES AND REPRESENTATIONS


VENDOR'S QUALIFICATIONS

                         1 The Vendor is the registered holder and beneficial owner of the Option Shares.

                         2 At Completion, there will be no mortgages, charges, pledges, liens, encumbrances or other security interests over or affecting the Option Shares.

                         3 The Vendor has the power to enter into and perform this agreement and has obtained all necessary consents to enable it to do so.

                         4 The entry into and performance of this agreement by the Vendor does not constitute a breach of any obligation (including any statutory, contractual or fiduciary obligation), or default under any agreement or undertaking, by which the Vendor is bound.

                         5 No meeting has been convened, or resolution proposed, or petition presented, and no order has been made for the winding-up of the Vendor. No voluntary arrangement has been proposed or reached with any creditors of the Vendor. The Vendor is able to pay its debts as and when they fall due.

THE COMPANY
                         6 To the best of the knowledge of the Vendor, having made due enquiry, the Company:

                                    (a)     is accurately described in recitals
                                            A and B;

                                    (b)     has full corporate power to own its
                                            properties, assets and business and
                                            to carry on its business as now
                                            conducted; and

                                    (c)     has done everything necessary to do
                                            business lawfully in all
                                            jurisdictions in which its business
                                            is carried on.

                         7 No meeting has been convened or resolution proposed, or petition presented, and no order has been made, for the winding-up of the Company or any Subsidiary. No distress, execution or other similar order or process has been levied on any of the property or assets of the Company or any Subsidiary. No voluntary arrangement has been proposed or reached with any creditors of the Company or any Subsidiary. No receiver, receiver and manager, provisional liquidator, liquidator or other officer of the court has been appointed in relation to the Company or any Subsidiary. The Company is able to pay its debts as and when they fall due.

THE OPTION SHARES
                         8 The Option Shares comprise as at the date of the agreement approximately 19.9% of the total issued share capital of the Company, and are fully paid. All shares in the issued share capital of the Company are voting shares.

                         9 There are no commitments in place under which the Company or any Subsidiary is or may be obliged at any time to issue any shares or other securities of the Company, other than as disclosed in a prospectus issued by the Company dated 18 December 1995.

                         10 Other than as disclosed in writing by the Vendor to the Purchaser prior to execution of this agreement, there is no restriction on the sale or transfer of the Option Shares to the Purchaser.

CHANGES

                         11 To the best of the knowledge of the Vendor, having made due enquiry, since the Last Balance Date:

                                    (a)     the business of the Company and
                                            each Subsidiary has been carried on
                                            in the ordinary and usual course;

                                    (b)     there has been no change in the
                                            assets, the liabilities, working
                                            capital or the financial position
                                            or profits of the Company from that
                                            set out in the Last Accounts which
                                            in the aggregate is materially
                                            adverse to the Company and each
                                            Subsidiary; and

                                    (c)     the business or financial position
                                            of the Company and each Subsidiary
                                            has not been materially and
                                            adversely affected by any matter,
                                            either financial or otherwise,

                                    other than as disclosed by the Company to Australian Stock Exchange Limited prior to the date of this agreement.

                         12 The actual results of the underground Yilgarn Star mine are substantially in accordance with the final feasibility report prepared by James Askew & Associates on which the project is based, other than as disclosed by the Company to Australian Stock Exchange Limited prior to the date of this agreement.

EXECUTION

SIGNED by RICK WAYNE CRABB as       )
attorney for IOMA PTY LTD under     )
power of attorney dated 19-12-95    )
in the presence of:                 )
                                    )
                                    )
                                    )
                                    )
/s/ JOHN LEA BLUE                   )
 .................................   )
Signature of witness                )
                                    )
     John Lea Blue                  )
 .................................   )
Name of witness (block letters)     )
                                    )                        [SIG]
 .................................   )              .............................
Address of witness                  )              By executing this agreement
                                    )              the attorney states that the
        Businessman                 )              attorney has received no
 .................................   )              notice of revocation of the
Occupation of witness               )              power of attorney







COEUR D'ALENE MINES CORPORATION


By:        /s/ DENNIS E. WHEELER
          ..............................

               Dennis E. Wheeler
Name:     ..............................


Title:    Chairman, President and Chief
          Executive Officer
          ..............................